POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this __1st__ day of December, 2006.

ATTEST:                                EPIPHANY FUNDS


By: /s/ David F. Ganley                By: /s/ Samuel J. Saladino III
    ------------------------------         -------------------------------------
        David F. Ganley, Secretary             Samuel J. Saladino III, President

STATE OF TEXAS       )
                     )       ss:
COUNTY OF TARRANT    )

      Before me, a Notary Public, in and for said county and state, personally appeared Samuel J. Saladino III, President, and David F. Ganley, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.


                                       Columbia J. Reid
                                       ------------------------------
                                       Notary Public


                                       My commission expires: 3-22-09

                                   CERTIFICATE

      The undersigned, Secretary of EPIPHANY FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 1, 2006, and is in full force and effect:

                  WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and
            appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


Dated: December 1, 2006                    /s/ David F. Ganley
                                           -------------------------------------
                                           David F. Ganley, Secretary
                                           Epiphany Funds

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee and the President of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of December, 2006.


                                           /s/ Samuel J. Saladino III
                                           -------------------------------------
                                               Samuel J. Saladino III
                                               Trustee and President

STATE OF TEXAS       )
                     )       ss:
COUNTY OF TARRANT    )

         Before me, a Notary Public, in and for said county and state, personally appeared Samuel J. Saladino III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 1st day of December, 2006.


                                           Columbia J. Reid
                                           -------------------------------------
                                           Notary Public


                                           My commission expires: 3-22-09

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is Treasurer of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of December, 2006.


                                       /s/ Melissa Hankin
                                       -----------------------------------------
                                           Melissa Hankin
                                           Treasurer

STATE OF PENNSYLVANIA   )
                        )    ss:
COUNTY OF MONTGOMERY    )

         Before me, a Notary Public, in and for said county and state, personally appeared Melissa Hankin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 4th day of December, 2006.


                                       Lisa A. Ruczynski
                                       -----------------------------------------
                                       Notary Public

                                       My commission expires: September 30, 2008

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of December, 2006.


                                           /s/ Ralph McCloud
                                           -------------------------------------
                                               Ralph McCloud
                                               Trustee

STATE OF TEXAS       )
                     )       ss:
COUNTY OF TARRANT    )

      Before me, a Notary Public, in and for said county and state, personally appeared Ralph McCloud, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 1st day of December, 2006.


                                           Columbia J. Reid
                                           -------------------------------------
                                           Notary Public


                                           My commission expires: 3-22-09

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, EPIPHANY FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of December, 2006.


                                           /s/ Robert J. Mitchell
                                           -------------------------------------
                                               Robert J. Mitchell
                                               Trustee

STATE OF TEXAS       )
                     )       ss:
COUNTY OF TARRANT    )

      Before me, a Notary Public, in and for said county and state, personally appeared Robert J. Mitchell, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 1st day of December, 2006.


                                           Columbia J. Reid
                                           -------------------------------------
                                           Notary Public


                                           My commission expires: 3-22-09

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, EPIPHANY FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1 day of December, 2006.


                                           /s/ Dr. William R. Reichenstein __
                                           -------------------------------------
                                               Dr. William R. Reichenstein
                                               Trustee

STATE OF TEXAS       )
                     )       ss:
COUNTY OF TARRANT    )

      Before me, a Notary Public, in and for said county and state, personally appeared Dr. William R. Reichenstein, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 1st day of December, 2006.


                                           Columbia J. Reid
                                           -------------------------------------
                                           Notary Public


                                           My commission expires: 3-22-09